As filed with the Securities and Exchange Commission on July 6, 2022
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-23635

NEUBERGER BERMAN NEXT GENERATION CONNECTIVITY FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Next Generation Connectivity Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: April 30, 2022
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)	Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman Next Generation Connectivity Fund Inc.

Semi-Annual Report April 30, 2022

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

CONSOLIDATED SCHEDULE OF INVESTMENTS	7
Positions by Country	10

CONSOLIDATED FINANCIAL STATEMENTS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	20

FINANCIAL HIGHLIGHTS	29

Distribution Reinvestment Plan for the Fund	31
Directory	34
Proxy Voting Policies and Procedures	35
Quarterly Portfolio Schedule	35
Privacy Notice	Located after the Fund’s Report

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2022 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present this semi-annual report for Neuberger Berman Next Generation Connectivity Fund Inc. (the Fund) for the six months ended April 30, 2022 (the reporting period). The report includes a portfolio commentary, a listing of the Fund’s consolidated investments and its unaudited consolidated financial statements for the reporting period.

We believe next generation connectivity and technology present a rapidly evolving investment opportunity and the Fund is positioned to provide stockholders access to this promising strategy, managed by an experienced investment team, located in the U.S. and Asia.

The Fund seeks to provide capital appreciation and income. In pursuit of its investment objectives, the Fund will invest, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. companies, in any market capitalization range, that are relevant to the theme of investing in “NextGen Companies.” The Fund considers “NextGen Companies” to be companies that, in the Portfolio Managers’ view, demonstrate significant growth potential from the development, advancement, use or sale of products, processes or services related to the fifth generation mobile network and future generations of mobile network connectivity and technology.

Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.

Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Next Generation Connectivity Fund Inc.

1

Neuberger Berman Next Generation Connectivity Fund Inc. Portfolio Commentary (Unaudited)

Neuberger Berman Next Generation Connectivity Fund Inc. (the Fund) generated a -30.14% total return on a net asset value (NAV) basis for the six-month period ended April 30, 2022 (the reporting period), underperforming its benchmark, the MSCI All Country World Index (Net) (the Index), which provided a -11.63% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.)

The global equity market, as measured by the Index, was volatile and posted weak results during the reporting period. While corporate fundamentals were generally resilient, this was largely overshadowed by surging inflation, expectations for aggressive central bank monetary policy tightening, sharply rising interest rates, supply chain disruptions, and the repercussions from the ongoing war in Ukraine. Despite the volatile macro backdrop, companies within the next generation connectivity universe demonstrated strong fundamentals. We believe the connectivity theme remains solid and viable. While recent performance has been challenging, we believe next generation connectivity related investments remain an attractive long-term opportunity given the post-pandemic hybrid work environment.

The Fund’s portfolio tends to be highly sensitive to interest rates given the growth-oriented business models and the valuations of next generation connectivity companies. The sharp increase in 10-year U.S. Treasury yields during the reporting period led to a strong rotation into value stocks and a “risk-off” sentiment, which contributed to the Fund’s underperformance. In addition, a sharp commodity price rally drove the outperformance of the Energy, Materials and Utilities sectors, where the Fund had minimal exposure (less than 1% of Net Assets Applicable to Common Stockholders). Looking at individual Fund positions, software company HubSpot, Inc, entertainment firm Sea Ltd., and information technology services company Snowflake, Inc. were the largest detractors from performance during the reporting period. Conversely, software company Palo Alto Networks, Inc., semiconductor firm Marvell Technology, Inc., and wireless telecommunication company T-Mobile US, Inc. were the largest contributors to performance.

In terms of private investments, the Fund committed approximately $76 million of capital into three private companies in the first calendar quarter of 2022: Videoamp, a private digital media measurement company which has built a proprietary software platform that answers key advertising questions in an increasingly fragmented media market; Fabletics, a high performance, active-lifestyle brand at an accessible price which we believe has a unique and valuable membership model; and A24 Films, a leading independent entertainment company that is driven by authentic studio content, strategic marketing, and what we view as its own highly coveted brand.

During the reporting period, the Fund continued to employ its options writing strategy. The Fund’s use of purchased and written options contributed positively to performance during the reporting period.

While market volatility has heightened given rate hikes and geopolitical tensions, we believe 5G earnings remain robust. If the headwinds currently facing the global economy lead to a slowdown in economic growth, we could see improved valuations as investors look to companies that can grow in a slower macro environment. We believe this may also create new investment opportunities in the private markets. The Fund may invest in up to 25% of its total assets in illiquid securities, which may include private investments. We remain selective with respect to our private market program and remain active in evaluating relevant connectivity opportunities.

In conclusion, we believe that the structural tailwinds in 5G remain intact and companies enabling the subsequent digital transformation trends are secularly well-positioned. 5G networks are in the relatively early stages of deployment globally, and we are seeing business model implications and use cases for next generation connectivity in areas such as social media, agriculture, manufacturing, health care and productivity. We seek to generate value in the growth theme by focusing on areas with strong earnings tailwinds and visibility, while keeping our valuation discipline.

Sincerely,

Hari Ramanan, Timothy Creedon and Yan Taw (YT) Boon
Portfolio Co-Managers

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

2

Next Generation Connectivity Fund Inc. (Unaudited)

TICKER SYMBOL
Next Generation Connectivity Fund Inc.	NBXG

SECTOR DIVERSIFICATION
(as a % of Total Net Assets)
Communication Services	7.0%
Consumer Discretionary	8.4
Financials	0.5
Health Care	3.1
Industrials	3.9
Information Technology	72.6
Materials	0.6
Short-Term Investments	5.0
Liabilities Less Other Assets	(1.1)*
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
		Six Month	Cumulative Total Return
	Inception	Period Ended	Ended 04/30/2022
	Date*	04/30/2022	Life of Fund
At NAV[1]
Next Generation Connectivity
Fund Inc.	05/25/2021	-30.14%	-25.43%
At Market Price[2]
Next Generation Connectivity
Fund Inc.	05/25/2021	-37.11%	-39.13%
Index
MSCI All Country World
Index (Net)[3]		-11.63%	-6.32%

*	Date of initial public offering. The Fund commenced operations on May 26, 2021.

Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

3

Endnotes (Unaudited)

1	Returns based on the NAV of the Fund.

2	Returns based on the market price of shares of the Fund’s common stock on the NYSE.

3	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman Next Generation Connectivity Fund Inc., call Neuberger Berman Investment Advisers LLC at (877) 461-1899, or visit our website at www.nb.com.

4

Description of Index (Unaudited)

MSCI All Country World Index (Net):	The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Effective after the close on March 9, 2022, MSCI reclassified MSCI Russia Indexes from Emerging Markets to Standalone Markets status. At that time, all Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/ GDRs constituents.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBIA and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

5

Legend April 30, 2022 (Unaudited)

Next Generation Connectivity Fund Inc.

Other Abbreviations
Management or NBIA = Neuberger Berman Investment Advisers LLC

6

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^ (Unaudited) April 30, 2022

NUMBER OF SHARES		VALUE

Common Stocks 87.3%

Chemicals 0.6%
21,137	Linde PLC	$6,593,899

Communications Equipment 1.4%
3,052,084	Nokia Corp. ADR	15,382,503

Computers 1.7%
1,727,273	Arctic Wolf Networks, Inc.	19,000,003	*(a)(b)(g)

Electrical Equipment 0.6%
553,721	Vertiv Holdings Co.	6,938,124

Electronic Equipment, Instruments & Components 10.8%
380,457	Amphenol Corp. Class A	27,202,675
415,000	II-VI, Inc.	25,402,150	*
195,000	Keysight Technologies, Inc.	27,352,650	*(c)
322,765	Trimble, Inc.	21,528,426	*
47,149	Zebra Technologies Corp. Class A	17,429,099	*(c)
		118,915,000

Entertainment 1.4%
123,725	Sea Ltd. ADR	10,239,481	*
178,000	Warner Music Group Corp. Class A	5,299,060
		15,538,541

Health Care Equipment & Supplies 3.1%
12,060	DexCom, Inc.	4,927,475	*
53,234	Intuitive Surgical, Inc.	12,738,896	*(d)
153,280	Omnicell, Inc.	16,733,578	*
		34,399,949

Hotels, Restaurants & Leisure 4.7%
1,431,011	Entain PLC	26,889,162	*(d)
143,136	Expedia Group, Inc.	25,013,016	*
		51,902,178

Interactive Media & Services 2.8%
7,491	Alphabet, Inc. Class C	17,224,281	*
155,899	Snap, Inc. Class A	4,436,886	*
206,436	ZoomInfo Technologies, Inc.	9,785,066	*
		31,446,233

Internet & Direct Marketing Retail 1.1%
48,147	Etsy, Inc.	4,486,819	*
121,000	JD.com, Inc. ADR	7,460,860	*
		11,947,679

IT Services 11.6%
46,910	Accenture PLC Class A	14,089,888	(d)
53,734	Cloudflare, Inc. Class A	4,628,647	*(d)
32,219	EPAM Systems, Inc.	8,537,713	*
119,747	Globant SA	25,864,155	*(c)
49,099	MongoDB, Inc.	17,426,708	*
107,817	Snowflake, Inc. Class A	18,484,146	*
2,112,822	Thoughtworks Holding, Inc.	39,108,335	*
		128,139,592

Machinery 2.7%
387,613	Atlas Copco AB, A Shares	17,573,154
634,032	Epiroc AB Class A	12,853,770	(d)
		30,426,924

Professional Services 0.6%
172,258	Recruit Holdings Co. Ltd.	6,249,794

See Notes to Consolidated Financial Statements	7

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^ (Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Semiconductors & Semiconductor Equipment 21.2%
133,706	Advanced Micro Devices, Inc.	$11,434,537	*(d)
158,838	Advantest Corp.	10,840,388	(d)
204,498	Analog Devices, Inc.	31,570,401	(c)
202,950	Applied Materials, Inc.	22,395,533
24,734	ASML Holding NV	13,944,287
146,270	BE Semiconductor Industries NV	8,916,419
176,282	Entegris, Inc.	19,636,052
471,067	Lattice Semiconductor Corp.	22,630,059	*(d)
247,539	Marvell Technology, Inc.	14,377,065	(d)
57,500	Micron Technology, Inc.	3,920,925
76,743	Monolithic Power Systems, Inc.	30,101,674	(c)(d)
137,567	NVIDIA Corp.	25,514,551
746,983	Rambus, Inc.	18,607,347	*
		233,889,238

Software 22.5%
20,000	Adobe, Inc.	7,919,000	*
59,500	Atlassian Corp. PLC Class A	13,377,385	*
113,822	Bill.com Holdings, Inc.	19,430,554	*
200,279	Cadence Design Systems, Inc.	30,212,087	*(c)
23,885	Crowdstrike Holdings, Inc. Class A	4,747,383	*
190,561	Datadog, Inc. Class A	23,015,958	*
712,579	Dynatrace, Inc.	27,334,530	*(d)
1,456,020	Grammarly, Inc.	38,165,051	*(a)(b)(g)
57,499	HubSpot, Inc.	21,816,845	*
13,280	Intuit, Inc.	5,561,000
56,358	Palo Alto Networks, Inc.	31,632,618	*
27,612	ServiceNow, Inc.	13,201,297	*
61,443	Zscaler, Inc.	12,456,954	*
		248,870,662

Wireless Telecommunication Services 0.5%
44,970	T-Mobile U.S., Inc.	5,537,606	*
	Total Common Stocks (Cost $1,220,591,567)	965,177,925

Preferred Stocks 8.8%

Capital Markets 0.4%
103,937	Savage X, Inc. Ser. C	4,999,993	*(a)(b)(g)

IT Services 0.4%
1,009,513	Cybereason, Inc. Ser. F	4,999,997	*(a)(b)(g)

Software 3.1%
451,510	Grammarly, Inc. Ser. 3	11,834,935	*(a)(b)(g)
1,393,993	Videoamp, Inc. Ser. F1	21,999,998	*(a)(b)(g)
		33,834,933

Textiles, Apparel & Luxury Goods 2.6%
29,000	Fabletics, Inc. Ser. G	29,000,000	*(a)(b)(g)

NUMBER OF UNITS

Entertainment 2.3%
219,568	A24 Films LLC	25,000,008	*(a)(b)(g)
	Total Preferred Stocks (Cost $97,834,938)	97,834,931

See Notes to Consolidated Financial Statements	8

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^ (Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Short-Term Investments 5.0%

Investment Companies 5.0%
54,835,968	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.29%(e)
	(Cost $54,835,968)	$54,835,968	(d)
	Total Investments 101.1% (Cost $1,373,262,473)	1,117,848,824
	Liabilities Less Other Assets (1.1)%	(12,101,064	)(f)
	Net Assets Applicable to Common Stockholders 100.0%	$1,105,747,760

*	Non-income producing security.

(a)	Security fair valued as of April 30, 2022 in accordance with procedures approved by the Board of Directors. Total value of all such securities at April 30, 2022 amounted to $154,999,985, which represents 14.0% of net assets applicable to common stockholders of the Fund.

(b)	Value determined using significant unobservable inputs.

(c)	All or a portion of this security is pledged as collateral for options written.

(d)	All or a portion of this security is segregated in connection with obligations for options written with a total value of $180,337,324.

(e)	Represents 7-day effective yield as of April 30, 2022.

(f)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2022.

(g)	These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At April 30, 2022, these securities amounted to $154,999,985 or 14.0% of net assets applicable to common stockholders of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Stockholders	Value as of 4/30/2022	Fair Value Percentage of Net Assets Applicable to Common Stockholders as of 4/30/2022
A24 Films LLC
(Preferred Units)	2/25/2022	$25,000,012	1.9%	$25,000,008	2.3%
Arctic Wolf Networks, Inc.	12/31/2021	19,000,003	1.2%	19,000,003	1.7%
Cybereason, Inc.
(Ser. F Preferred Shares)	7/13/2021	5,000,000	0.3%	4,999,997	0.5%
Fabletics, Inc.
(Ser. G Preferred Shares)	1/10/2022	29,000,000	2.0%	29,000,000	2.6%
Grammarly, Inc.	12/23/2021	38,165,051	2.4%	38,165,051	3.4%
Grammarly, Inc.
(Ser. 3 Preferred Shares)	12/23/2021	11,834,935	0.7%	11,834,935	1.1%
Savage X, Inc.
(Ser. C Preferred Shares)	11/30/2021	4,999,993	0.3%	4,999,993	0.4%
Videoamp, Inc.
(Ser. F1 Preferred Shares)	1/4/2022	21,999,998	1.5%	21,999,998	2.0%
Total		$154,999,992	10.3%	$154,999,985	14.0%

See Notes to Consolidated Financial Statements	9

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^ (Unaudited) (cont’d)

Positions by Country

Country	Investments at Value	Percentage of Net Assets Applicable to Common Stockholders
United States	$926,069,139	83.7%
United Kingdom	33,483,061	3.0%
Sweden	30,426,924	2.8%
Netherlands	22,860,706	2.1%
Japan	17,090,182	1.5%
Finland	15,382,503	1.4%
Taiwan	10,239,481	0.9%
China	7,460,860	0.7%
Short-Term Investments and Other Liabilities—Net	42,734,904	3.9%
	$1,105,747,760	100.0%

Derivative Instruments

Purchased option contracts (“options purchased”)

At April 30, 2022, the Fund did not have any open positions in options purchased. For the six months ended April 30, 2022, the average market value for the months where the Fund had options purchased outstanding was $0.

Written option contracts (“options written”)

At April 30, 2022, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls

Chemicals
Linde PLC	37	$(1,154,252)	$340	6/17/2022	$(13,782)

Communications Equipment
Nokia Oyj	2,222	(1,119,888)	5.5	5/20/2022	(14,443)
Nokia Oyj	11,954	(6,024,816)	6	5/20/2022	(29,885)
Nokia Oyj	2,255	(1,136,520)	5	6/17/2022	(67,650)
Nokia Oyj	8,581	(4,324,824)	7	7/15/2022	(30,033)
					(142,011)

Electrical Equipment
Vertiv Holdings Co.	896	(1,122,688)	15	5/20/2022	(11,200)
Vertiv Holdings Co.	876	(1,097,628)	15	6/17/2022	(35,040)
					(46,240)

See Notes to Consolidated Financial Statements	10

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^ (Unaudited) (cont’d)

Electronic Equipment, Instruments & Components
Amphenol Corp.	160	$(1,144,000)	$75	5/20/2022	$(14,400)
Amphenol Corp.	341	(2,438,150)	80	5/20/2022	(9,377	)(a)(b)
Amphenol Corp.	157	(1,122,550)	80	6/17/2022	(10,598)
II-VI, Inc.	188	(1,150,748)	65	5/20/2022	(35,720)
II-VI, Inc.	190	(1,162,990)	70	5/20/2022	(15,200)
II-VI, Inc.	374	(2,289,254)	75	5/20/2022	(13,090)
II-VI, Inc.	182	(1,114,022)	65	6/17/2022	(55,055)
Keysight Technologies, Inc.	79	(1,108,133)	155	5/20/2022	(8,690)
Keysight Technologies, Inc.	166	(2,328,482)	165	5/20/2022	(7,055	)(a)(b)
Keysight Technologies, Inc.	80	(1,122,160)	175	5/20/2022	—	(a)(b)
Keysight Technologies, Inc.	78	(1,094,106)	160	6/17/2022	(12,285)
Trimble, Inc.	526	(3,508,420)	75	5/20/2022	(47,340)
Trimble, Inc.	172	(1,147,240)	85	5/20/2022	(3,440	)(a)(b)
Trimble, Inc.	165	(1,100,550)	75	6/17/2022	(21,450)
Zebra Technologies Corp.	104	(3,844,464)	410	5/20/2022	(42,380)
Zebra Technologies Corp.	60	(2,217,960)	460	5/20/2022	(4,500)
Zebra Technologies Corp.	29	(1,072,014)	490	5/20/2022	(2,610	)(a)(b)
Zebra Technologies Corp.	30	(1,108,980)	410	6/17/2022	(26,700)
					(329,890)

Entertainment
Sea Ltd.	136	(1,125,536)	90	5/20/2022	(70,720)
Sea Ltd.	113	(935,188)	121	5/20/2022	(4,746)
Sea Ltd.	217	(1,795,892)	130	5/20/2022	(7,270)
Sea Ltd.	134	(1,108,984)	90	6/17/2022	(108,540)
Warner Music Group Corp.	354	(1,053,858)	37	5/20/2022	—	(a)(b)
					(191,276)

Health Care Equipment & Supplies
Intuitive Surgical, Inc.	46	(1,100,780)	265	5/20/2022	(9,775)
Intuitive Surgical, Inc.	44	(1,052,920)	315	5/20/2022	(9,812	)(a)(b)
Intuitive Surgical, Inc.	43	(1,028,990)	320	5/20/2022	(1,075)
Intuitive Surgical, Inc.	40	(957,200)	355	5/20/2022	(700)
Intuitive Surgical, Inc.	47	(1,124,710)	260	6/17/2022	(29,845)
Omnicell, Inc.	102	(1,113,534)	120	5/20/2022	(16,830)
Omnicell, Inc.	100	(1,091,700)	135	5/20/2022	(12,500	)(a)(b)
Omnicell, Inc.	100	(1,091,700)	140	5/20/2022	—	(a)(b)
Omnicell, Inc.	98	(1,069,866)	145	5/20/2022	(18,620	)(a)(b)
Omnicell, Inc.	103	(1,124,451)	120	6/17/2022	(38,625)
					(137,782)

Hotels, Restaurants & Leisure
Expedia Group, Inc.	70	(1,223,250)	200	5/20/2022	(21,700)
Expedia Group, Inc.	61	(1,065,975)	202.5	5/20/2022	(16,806)
Expedia Group, Inc.	64	(1,118,400)	215	5/20/2022	(7,808)
Expedia Group, Inc.	63	(1,100,925)	225	5/20/2022	(4,252)
Expedia Group, Inc.	61	(1,065,975)	200	6/17/2022	(34,770)
					(85,336)

Interactive Media & Services
Alphabet, Inc.	5	(1,149,665)	2,535	5/20/2022	(7,675)
Alphabet, Inc.	5	(1,149,665)	2,940	5/20/2022	(375)
Alphabet, Inc.	5	(1,149,665)	3,020	5/20/2022	(262)
Alphabet, Inc.	5	(1,149,665)	3,120	5/20/2022	(400	)(a)(b)
Alphabet, Inc.	5	(1,149,665)	2,560	6/17/2022	(15,250)
Snap, Inc.	370	(1,053,020)	35	5/20/2022	(14,245)
ZoomInfo Technologies, Inc.	235	(1,113,900)	50	5/20/2022	(60,513)

See Notes to Consolidated Financial Statements	11

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^ (Unaudited) (cont’d)

ZoomInfo Technologies, Inc.	446	$(2,114,040)	$60	5/20/2022	$(18,955)
ZoomInfo Technologies, Inc.	212	(1,004,880)	65	5/20/2022	(4,240)
ZoomInfo Technologies, Inc.	226	(1,071,240)	55	6/17/2022	(46,895)
					(168,810)

Internet & Direct Marketing Retail
Etsy, Inc.	110	(1,025,090)	118	5/20/2022	(23,265)
JD.com, Inc.	195	(1,202,370)	62.5	6/17/2022	(119,438)
					(142,703)

IT Services
Accenture PLC	37	(1,111,332)	335	5/20/2022	(3,515)
Accenture PLC	38	(1,141,368)	360	5/20/2022	(665)
Accenture PLC	37	(1,111,332)	370	5/20/2022	(1,017	)(a)(b)
Accenture PLC	37	(1,111,332)	380	5/20/2022	(185)
Accenture PLC	36	(1,081,296)	340	6/17/2022	(8,550)
Cloudflare, Inc.	115	(990,610)	114	5/20/2022	(16,790)
EPAM Systems, Inc.	43	(1,139,457)	290	5/20/2022	(47,945)
EPAM Systems, Inc.	42	(1,112,958)	320	5/20/2022	(19,950)
EPAM Systems, Inc.	40	(1,059,960)	350	5/20/2022	(8,800)
EPAM Systems, Inc.	41	(1,086,459)	300	6/17/2022	(62,935)
Globant SA	53	(1,144,747)	230	5/20/2022	(45,580)
Globant SA	100	(2,159,900)	240	5/20/2022	(59,500)
Globant SA	200	(4,319,800)	250	5/20/2022	(56,000)
Globant SA	52	(1,123,148)	260	5/20/2022	(10,270)
Globant SA	52	(1,123,148)	270	5/20/2022	(8,060	)(a)(b)
Globant SA	51	(1,101,549)	280	5/20/2022	(5,355	)(a)(b)
Globant SA	52	(1,123,148)	240	6/17/2022	(58,240)
MongoDB, Inc.	31	(1,100,283)	395	5/20/2022	(32,705)
MongoDB, Inc.	31	(1,100,283)	450	5/20/2022	(7,053)
MongoDB, Inc.	30	(1,064,790)	460	5/20/2022	(5,925)
MongoDB, Inc.	28	(993,804)	500	5/20/2022	(2,310)
MongoDB, Inc.	30	(1,064,790)	400	6/17/2022	(76,200)
Snowflake, Inc.	157	(2,691,608)	180	5/20/2022	(157,000)
Snowflake, Inc.	63	(1,080,072)	195	5/20/2022	(33,075)
Snowflake, Inc.	61	(1,045,784)	222.5	5/20/2022	(9,150)
Snowflake, Inc.	60	(1,028,640)	230	5/20/2022	(6,150)
Snowflake, Inc.	59	(1,011,496)	240	5/20/2022	(3,982)
Snowflake, Inc.	62	(1,062,928)	200	6/17/2022	(65,720)
Thoughtworks Holding, Inc.	589	(1,090,239)	20	5/20/2022	(51,538)
Thoughtworks Holding, Inc.	1,210	(2,239,710)	22.5	5/20/2022	(57,475)
Thoughtworks Holding, Inc.	558	(1,032,858)	25	5/20/2022	(15,345	)(a)(b)
Thoughtworks Holding, Inc.	578	(1,069,878)	20	6/17/2022	(67,915)
					(1,004,900)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	131	(1,120,312)	94	5/20/2022	(37,532)
Advanced Micro Devices, Inc.	126	(1,077,552)	108	5/20/2022	(8,127)
Advanced Micro Devices, Inc.	248	(2,120,896)	115	5/20/2022	(7,936)
Advanced Micro Devices, Inc.	129	(1,103,208)	95	6/17/2022	(58,050)
Analog Devices, Inc.	73	(1,126,974)	167.5	5/20/2022	(13,140)
Analog Devices, Inc.	78	(1,204,164)	180	5/20/2022	(2,340)
Analog Devices, Inc.	74	(1,142,412)	185	5/20/2022	—	(a)(b)
Analog Devices, Inc.	72	(1,111,536)	170	6/17/2022	(21,060)
Applied Materials, Inc.	103	(1,136,605)	120	5/20/2022	(24,565)
Applied Materials, Inc.	210	(2,317,350)	130	5/20/2022	(13,230)
Applied Materials, Inc.	102	(1,125,570)	140	5/20/2022	(1,836)
Applied Materials, Inc.	100	(1,103,500)	120	6/17/2022	(43,000)
ASML Holding NV	20	(1,127,540)	605	5/20/2022	(20,700)
ASML Holding NV	20	(1,127,540)	690	5/20/2022	(1,900)
ASML Holding NV	20	(1,127,540)	700	5/20/2022	(1,850)

See Notes to Consolidated Financial Statements	12

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^ (Unaudited) (cont’d)

ASML Holding NV	20	$(1,127,540)	$730	5/20/2022	$(1,000)
ASML Holding NV	19	(1,071,163)	630	6/17/2022	(25,555)
Entegris, Inc.	103	(1,147,317)	120	5/20/2022	(21,887)
Entegris, Inc.	112	(1,247,568)	125	5/20/2022	(12,040)
Entegris, Inc.	106	(1,180,734)	130	5/20/2022	(7,950	)(a)(b)
Entegris, Inc.	103	(1,147,317)	140	5/20/2022	(1,545)
Entegris, Inc.	101	(1,125,039)	120	6/17/2022	(44,440)
Lattice Semiconductor Corp.	237	(1,138,548)	50	5/20/2022	(58,658)
Lattice Semiconductor Corp.	244	(1,172,176)	55	5/20/2022	(25,620)
Lattice Semiconductor Corp.	468	(2,248,272)	60	5/20/2022	(19,890)
Lattice Semiconductor Corp.	232	(1,114,528)	55	6/17/2022	(44,660)
Marvell Technology, Inc.	195	(1,132,560)	63	5/20/2022	(32,078)
Marvell Technology, Inc.	191	(1,109,328)	71	5/20/2022	(5,921)
Marvell Technology, Inc.	194	(1,126,752)	72.5	5/20/2022	(4,365)
Marvell Technology, Inc.	187	(1,086,096)	75	5/20/2022	(2,524)
Marvell Technology, Inc.	193	(1,120,944)	62.5	6/17/2022	(68,515)
Micron Technology, Inc.	159	(1,084,221)	82.5	5/20/2022	(3,975)
Monolithic Power Systems, Inc.	28	(1,098,272)	430	5/20/2022	(28,420)
Monolithic Power Systems, Inc.	30	(1,176,720)	470	5/20/2022	(10,125)
Monolithic Power Systems, Inc.	28	(1,098,272)	490	5/20/2022	(9,940	)(a)(b)
Monolithic Power Systems, Inc.	27	(1,059,048)	520	5/20/2022	(6,615)
Monolithic Power Systems, Inc.	28	(1,098,272)	440	6/17/2022	(43,260)
NVIDIA Corp.	60	(1,112,820)	205	5/20/2022	(29,400)
NVIDIA Corp.	54	(1,001,538)	250	5/20/2022	(2,106)
NVIDIA Corp.	106	(1,965,982)	265	5/20/2022	(2,226)
NVIDIA Corp.	58	(1,075,726)	210	6/17/2022	(54,665)
Rambus, Inc.	452	(1,125,932)	27	5/20/2022	(23,730)
Rambus, Inc.	904	(2,251,864)	30	5/20/2022	(13,560)
Rambus, Inc.	445	(1,108,495)	32	5/20/2022	(4,005)
Rambus, Inc.	443	(1,103,513)	28	6/17/2022	(29,903)
					(893,844)

Software
Adobe, Inc.	27	(1,069,065)	480	5/20/2022	(1,350)
Adobe, Inc.	27	(1,069,065)	450	6/17/2022	(19,643)
Atlassian Corp. PLC	46	(1,034,218)	270	5/20/2022	(10,120)
Atlassian Corp. PLC	45	(1,011,735)	300	5/20/2022	(2,925)
Atlassian Corp. PLC	45	(1,011,735)	310	5/20/2022	(2,025)
Atlassian Corp. PLC	43	(966,769)	330	5/20/2022	(1,290)
Atlassian Corp. PLC	44	(989,252)	280	6/17/2022	(19,580)
Bill.com Holdings, Inc.	65	(1,109,615)	190	5/20/2022	(74,425)
Bill.com Holdings, Inc.	62	(1,058,402)	222.5	5/20/2022	(26,350)
Bill.com Holdings, Inc.	61	(1,041,331)	230	5/20/2022	(19,825)
Bill.com Holdings, Inc.	58	(990,118)	245	5/20/2022	(11,600)
Bill.com Holdings, Inc.	64	(1,092,544)	195	6/17/2022	(98,560)
Cadence Design Systems, Inc.	72	(1,086,120)	170	5/20/2022	(18,360)
Cadence Design Systems, Inc.	157	(2,368,345)	175	5/20/2022	(16,014)
Cadence Design Systems, Inc.	77	(1,161,545)	185	5/20/2022	(7,122	)(a)(b)
Cadence Design Systems, Inc.	71	(1,071,035)	170	6/17/2022	(19,348)
Datadog, Inc.	92	(1,111,176)	134	5/20/2022	(59,800)
Datadog, Inc.	183	(2,210,274)	150	5/20/2022	(52,247)
Datadog, Inc.	86	(1,038,708)	165	5/20/2022	(10,234)
Datadog, Inc.	89	(1,074,942)	140	6/17/2022	(67,418)
Dynatrace, Inc.	285	(1,093,260)	43	5/20/2022	(34,913)
Dynatrace, Inc.	291	(1,116,276)	47	5/20/2022	(16,732)
Dynatrace, Inc.	286	(1,097,096)	50	5/20/2022	(9,295)
Dynatrace, Inc.	277	(1,062,572)	51	5/20/2022	(7,617)
Dynatrace, Inc.	282	(1,081,752)	45	6/17/2022	(40,890)
HubSpot, Inc.	30	(1,138,290)	410	5/20/2022	(57,900)
HubSpot, Inc.	56	(2,124,808)	490	5/20/2022	(24,360)
HubSpot, Inc.	26	(986,518)	550	5/20/2022	(4,810)
HubSpot, Inc.	28	(1,062,404)	430	6/17/2022	(59,500)

See Notes to Consolidated Financial Statements	13

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^ (Unaudited) (cont’d)

Intuit, Inc.	26	$(1,088,750)	$470	6/17/2022	$(27,170)
Palo Alto Networks, Inc.	19	(1,066,432)	635	5/20/2022	(12,255)
Palo Alto Networks, Inc.	21	(1,178,688)	670	5/20/2022	(4,935)
Palo Alto Networks, Inc.	19	(1,066,432)	720	5/20/2022	(1,757)
Palo Alto Networks, Inc.	19	(1,066,432)	750	5/20/2022	(2,232)
Palo Alto Networks, Inc.	19	(1,066,432)	640	6/17/2022	(26,030)
ServiceNow, Inc.	24	(1,147,440)	510	5/20/2022	(29,280)
ServiceNow, Inc.	48	(2,294,880)	570	5/20/2022	(10,800)
ServiceNow, Inc.	23	(1,099,630)	620	5/20/2022	(3,105)
ServiceNow, Inc.	22	(1,051,820)	550	6/17/2022	(26,290)
Zscaler, Inc.	54	(1,094,796)	227.5	5/20/2022	(25,515)
Zscaler, Inc.	56	(1,135,344)	250	5/20/2022	(8,288)
Zscaler, Inc.	53	(1,074,522)	257.5	5/20/2022	(5,220)
Zscaler, Inc.	52	(1,054,248)	275	5/20/2022	(2,158)
Zscaler, Inc.	53	(1,074,522)	230	6/17/2022	(56,843)
					(1,036,131)
Total Calls					$(4,192,705)

Puts

Electronic Equipment, Instruments & Components
Zebra Technologies Corp.	74	$(2,735,484)	$400	5/20/2022	$(277,500)

IT Services
EPAM Systems, Inc.	101	(2,676,399)	270	5/20/2022	(232,300)
EPAM Systems, Inc.	100	(2,649,900)	290	5/20/2022	(368,500)
Snowflake, Inc.	157	(2,691,608)	180	5/20/2022	(288,095)
					(888,895)

Semiconductors & Semiconductor Equipment
ASML Holding NV	50	(2,818,850)	530	5/20/2022	(78,250)

Software
Datadog, Inc.	232	(2,802,096)	120	5/20/2022	(265,060)
Intuit, Inc.	70	(2,931,250)	450	5/20/2022	(267,400)
Palo Alto Networks, Inc.	47	(2,638,016)	600	5/20/2022	(259,205)
					(791,665)
Total Puts					$(2,036,310)
Total options written (premium received $8,016,168)					$(6,229,015)

(a)	Security fair valued as of April 30, 2022 in accordance with procedures approved by the Board of Directors.

(b)	Value determined using significant unobservable inputs.

For the six months ended April 30, 2022, the average market value for the months where the Fund had options written outstanding was $(5,692,005). At April 30, 2022, the Fund had securities pledged in the amount of $75,275,470 to cover collateral requirements for options written.

See Notes to Consolidated Financial Statements	14

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^ (Unaudited) (cont’d)

The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Computers	$—	$—	$19,000,003	$19,000,003
Hotels, Restaurants & Leisure	25,013,016	26,889,162	—	51,902,178
Machinery	—	30,426,924	—	30,426,924
Professional Services	—	6,249,794	—	6,249,794
Semiconductors & Semiconductor Equipment	214,132,431	19,756,807	—	233,889,238
Software	210,705,611	—	38,165,051	248,870,662
Other Common Stocks(a)	374,839,126	—	—	374,839,126
Total Common Stocks	824,690,184	83,322,687	57,165,054	965,177,925
Preferred Stocks(a)	—	—	97,834,931	97,834,931
Short-Term Investments	—	54,835,968	—	54,835,968
Total Investments	$824,690,184	$138,158,655	$154,999,985	$1,117,848,824

(a)	The Consolidated Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2022
Investments in Securities:
Common
Stocks(c)	$—	$—	$—	$—	$57,165,054	$—	$—	$—	$57,165,054	$—
Preferred
Stocks(c)	4,999,997	—	—	(4)	92,834,938	—	—	—	97,834,931	(4)
Total	$4,999,997	$—	$—	$(4)	$149,999,992	$—	$—	$—	$154,999,985	$(4)

(c)	Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2022	Valuation approach	Unobservable input	Amount or range	Weighted average(d)	Impact to valuation from increase in input(e)
Common Stocks	$57,165,054	Market Approach	Transaction Price	$11.00 - $26.21	$21.16	Increase
Preferred Stocks	72,834,923	Market Approach	Transaction Price	$4.95 - $1,000	$410.83	Increase
Preferred Units	25,000,008	Market Approach	Transaction Price	$113.86	$113.86	Increase

(d)	The weighted averages disclosed in the table above were weighted by relative fair value.

(e)	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

See Notes to Consolidated Financial Statements	15

Consolidated Schedule of Investments Next Generation Connectivity Fund Inc.^ (Unaudited) (cont’d)

The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2022:

Other Financial Instruments	Level 1	Level 2	Level 3(b)	Total
Options Written
Liabilities	$(6,110,412)	$—	$(118,603)	$(6,229,015)
Total	$(6,110,412)	$—	$(118,603)	$(6,229,015)

(b)	The following is a reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases/ Closing of options	Sales/ Writing of options	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2022
Other Financial Instruments:
Options
Written(c)	$(113,540)	$—	$136,086	$19,432	$—	$(160,581)	$—	$—	$(118,603)	$41,979
Total	$(113,540)	$—	$136,086	$19,432	$—	$(160,581)	$—	$—	$(118,603)	$41,979

(c)	For the period ended April 30, 2022, these investments were valued in accordance with procedures approved by the Board of Directors. These investments did not have a material impact on the Fund’s net assets applicable to common stockholders and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Consolidated Financial Statements	16

Consolidated Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

NEXT GENERATION CONNECTIVITY FUND INC.
April 30, 2022
Assets
Investments in securities, at value* (Note A)—see Consolidated Schedule of Investments:
Unaffiliated issuers(a)	$1,117,848,824
Cash	1,698,758
Foreign currency(b)	404,404
Dividends and interest receivable	375,955
Prepaid expenses and other assets	71,878
Total Assets	1,120,399,819

Liabilities
Distributions payable—common stock	1,314,194
Payable to investment manager (Note B)	987,227
Option contracts written, at value(c) (Note A)	6,229,015
Payable for securities purchased	5,661,246
Payable to administrator (Note B)	246,807
Payable to directors	2,207
Other accrued expenses and payables	211,363
Total Liabilities	14,652,059
Net Assets applicable to Common Stockholders	$1,105,747,760

Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$1,539,453,231
Total distributable earnings/(losses)	(433,705,471)
Net Assets applicable to Common Stockholders	$1,105,747,760
Shares of Common Stock Outstanding ($0.0001 par value; 1,000,000,000 shares authorized)	78,761,496
Net Asset Value Per Share of Common Stock Outstanding	$14.04
* Cost of Investments:
(a)	Unaffiliated Issuers	$1,373,262,473
(b)	Total cost of foreign currency	$424,996
(c)	Premium received from option contracts written	$8,016,168

See Notes to Consolidated Financial Statements	17

Consolidated Statement of Operations (Unaudited)

Neuberger Berman

NEXT GENERATION CONNECTIVITY FUND INC.
For the Six Months Ended April 30, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,505,273
Interest and other income—unaffiliated issuers	12,843
Foreign taxes withheld	(66,298)
Total income	$1,451,818
Expenses:
Investment management fees (Note B)	6,928,048
Administration fees (Note B)	1,732,012
Audit fees	21,443
Custodian and accounting fees	107,580
Insurance	2,536
Legal fees	36,806
Stockholder reports	29,753
Stock exchange listing fees	88,420
Stock transfer agent fees	9,255
Directors’ fees and expenses	22,321
Interest	6,228
Miscellaneous	10,299
Total expenses	8,994,701
Net investment income/(loss)	$(7,542,883)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(68,680,611)
Settlement of foreign currency transactions	(5,497)
Expiration or closing of option contracts written	8,893,106
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(431,000,047)
Foreign currency translations	(28,338)
Option contracts written	3,708,919
Net gain/(loss) on investments	(487,112,468)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$(494,655,351)

See Notes to Consolidated Financial Statements	18

Statements of Changes in Net Assets

Neuberger Berman

	NEXT GENERATION CONNECTIVITY
	FUND INC.
		Period from
	Six Months	May 26, 2021
	Ended	(Commencement
	April 30, 2022β	of Operations) to
	(Unaudited)	October 31, 2021
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$(7,542,883)	$(5,693,014)
Net realized gain/(loss) on investments	(59,793,002)	(64,035,583)
Change in net unrealized appreciation/(depreciation) of investments	(427,319,466)	173,663,284
Net increase/(decrease) in net assets applicable to Common Stockholders resulting
from operations	(494,655,351)	103,934,687
Distributions to Common Stockholders From (Note A):
Distributable earnings	(47,256,898)	(1,581,211)
Tax return of capital	—	(29,923,387)
Total distributions to Common Stockholders	(47,256,898)	(31,504,598)
From Capital Share Transactions (Note D):
Net proceeds from initial capitalization	—	100,000
Net proceeds from issuance of common stock	—	1,575,129,920
Total net proceeds from capital share transactions	—	1,575,229,920
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	(541,912,249)	1,647,660,009
Net Assets Applicable to Common Stockholders:
Beginning of period	1,647,660,009	—
End of period	$1,105,747,760	$1,647,660,009

β Consolidated financial statement, see Note A of the Notes to Consolidated Financial Statements for additional information.

See Notes to Consolidated Financial Statements	19

Notes to Consolidated Financial Statements Next Generation Connectivity Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1

General: Neuberger Berman Next Generation Connectivity Fund Inc. (the “Fund”) was organized as a Maryland corporation on February 3, 2021 as a non-diversified, limited term closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on May 26, 2021. The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

A balance indicated with a “—”, reflects either a zero balance or a balance that rounds to less than 1.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

On February 25, 2022, to facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company (“RIC”), the Fund formed NB A24 NBXG Blocker LLC (the “Blocker”), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of the Fund and the Fund will remain its sole member.

As of April 30, 2022, the value of the Fund’s investment in the Blocker was as follows:

Investment	Percentage of
in Blocker	Net Assets
$24,988,000	2.3%

2

Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Blocker. All intercompany accounts and transactions have been eliminated in consolidation.

3

Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments
●	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

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The value of the Fund’s investments in equity securities, preferred stocks, and exchange-traded options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs).

Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund’s daily calculated net asset value (“NAV”) per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange (“NYSE”) is open for business. The Board has approved the use of ICE Data Services (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for

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purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating the rule.

4

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations.

5

Foreign currency translations: The accounting records of the Fund and the Blocker are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

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Income tax information: It is the policy of the Fund to qualify for treatment as a RIC by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

ASC 740 “Income Taxes” sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2022, the Fund did not have any unrecognized tax positions.

The Blocker is taxed as a corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a corporation, the Fund will include in its taxable income its share of the Blocker’s current earnings and profits (including net realized gains). Any deficit generated by the Blocker will be disregarded for purposes of computing the Fund’s taxable income in the current period and also disregarded for all future periods.

For federal income tax purposes, the estimated cost of investments held at April 30, 2022 was $1,376,426,559. The estimated gross unrealized appreciation was $12,727,038 and estimated gross unrealized depreciation was $269,487,082 resulting in net unrealized depreciation in value of investments of $(256,760,044) based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

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Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of common stock of the Fund. For the period ended October 31, 2021, the Fund recorded permanent reclassifications primarily related to net operating losses written off. For the period ended October 31, 2021, the Fund recorded the following permanent reclassifications:

Total
Distributable
Paid-in Capital	Earnings/(Losses)
$(5,853,302)	$5,853,302
The tax character of distributions paid during the period ended October 31, 2021 was as follows:

Distributions Paid From:
	Long-Term	Return of
Ordinary Income	Capital Gain	Capital	Total
$1,581,211(a)	$— (a)	$29,923,387(a)	$31,504,598(a)

(a)	Period from May 26, 2021 (Commencement of Operations) to October 31, 2021.

As of October 31, 2021, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation/	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$—	$—	$170,499,198	$(60,711,209)	$(1,581,211)	$108,206,778

The temporary differences between book basis and tax basis distributable earnings are primarily due to timing differences of fund level distributions and losses disallowed and/or recognized on wash sales and straddles.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2021, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

Capital Loss Carryforwards
Long-Term	Short-Term
$—	$58,414,120

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Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2022, there were no outstanding balances of accrued capital gains taxes for the Fund.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund may file tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims would be reflected as “Interest and other income—unaffiliated issuers” in the Consolidated Statement of Operations and the cost to file these additional ECJ tax reclaims, if any, would be reflected as “Miscellaneous and other fees” in the Consolidated Statement of Operations. When the ECJ tax reclaim is “more likely than not” to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts would be reflected in the Consolidated Statement of Assets and Liabilities.

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8

Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the amount and stability of income received from its investments, the availability of capital gains and the level of other Fund fees and expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2022 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund.

The Fund may invest a portion of its assets in securities issued by real estate companies, including real estate investment trusts (“REITs”). The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. For the period ended October 31, 2021, the character of distributions paid to stockholders of the Fund, if any, disclosed within the Statement of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund stockholders on IRS Form 1099-DIV.

On April 29, 2022, the Fund declared a monthly distribution to common stockholders in the amount of $0.1000 per share, payable on May 31, 2022 to stockholders of record on May 16, 2022, with an ex-date of May 13, 2022. Subsequent to April 30, 2022, the Fund declared a monthly distribution on May 31, 2022 to common stockholders in the amount of $0.1000 per share, payable on June 30, 2022 to stockholders of record on June 15, 2022, with an ex-date of June 14, 2022.

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Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

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Concentration of risk: The Fund’s investments will be concentrated in securities of issuers operating in one or more industries within the information technology and communication services groups of industries. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The economic fortunes of the companies held by the Fund may be significantly tied to next generation connectivity technologies. The focus of the Fund’s portfolio on a specific group of industries may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy.

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Limited Term and Eligible Tender Offer: The Fund has a limited term and intends to terminate on the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which is currently anticipated to be May 26, 2033 (the “Stated Termination Date”); provided, that if the Board believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year and (ii) once for up to an additional six months (in the event of any such extension, the termination date shall be referred to as the “Extended Termination Date” and the later of the Stated Termination Date and the Extended Termination Date is referred to as the “Termination Date”), in each case upon the affirmative vote of a majority of the Board and without the approval of common stockholders.

In addition, as of a date within twelve months preceding the Termination Date, the Board may cause the Fund to conduct a tender offer to all common stockholders to purchase common stock of the Fund at a price equal to the Fund’s NAV per share of common stock (an “Eligible Tender Offer”). The Board has established that, following an Eligible Tender Offer, the Fund must have at least $200 million of net assets to ensure the continued viability of the Fund (the “Termination Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all common stock held by each common stockholder; provided, that if the number of properly tendered shares of common stock would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no common stock will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date.

If the number of properly tendered shares of Common Stock would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, all common stock properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board and without the approval of common stockholders.

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Derivative instruments: The Fund’s use of derivatives during the six months ended April 30, 2022, is described below. Please see the Consolidated Schedule of Investments for the Fund’s open positions in derivatives at April 30, 2022. The disclosure requirements of ASC 815 “Derivatives and Hedging” (“ASC 815”) distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by RICs. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the Fund will use derivatives, may adversely affect the Fund’s performance and may increase costs related to the Fund’s use of derivatives.

Options: During the six months ended April 30, 2022, the Fund used options written to generate current gains from option premiums and to enhance risk-adjusted returns. During the six months ended April 30, 2022, the Fund used options purchased in order to enhance risk-adjusted returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund’s loss is limited to the amount of the option premium paid.

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Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At April 30, 2022, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives
	Consolidated Statement of Assets and
Derivative Type	Liabilities Location	Equity Risk	Total
Options written	Option contracts written, at value	$(6,229,015)	$(6,229,015)
Total Value-Liabilities		$(6,229,015)	$(6,229,015)

The impact of the use of derivative instruments on the Consolidated Statement of Operations during the six months ended April 30, 2022, was as follows:

Realized Gain/(Loss)
	Consolidated Statement of
Derivative Type	Operations Location	Equity Risk	Total
Options Purchased	Net realized gain/(loss) on: Transactions in	$(368,557)	$(368,557)
	investment securities of unaffiliated issuers
Options written	Net realized gain/(loss) on: Expiration or closing	8,893,106	8,893,106
	of option contracts written
Total Realized Gain/(Loss)		$8,524,549	$8,524,549

Change in Appreciation/(Depreciation)
	Consolidated Statement of
Derivative Type	Operations Location	Equity Risk	Total
Options written	Change in net unrealized appreciation/(depreciation)	$3,708,919	$3,708,919
	in value of: Option contracts written
Total Change in Appreciation/(Depreciation)		$3,708,919	$3,708,919

While the Fund may receive redeemable preference shares, rights and warrants in connection with its investments in securities, these preference shares, rights and warrants are not considered “derivative instruments” under ASC 815.

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Securities lending: The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Consolidated Statement of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of

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cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

During the six months ended April 30, 2022, the Fund did not participate in securities lending.

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Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage, if any.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at an annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

Note C—Securities Transactions:

During the six months ended April 30, 2022, there were purchase and sale transactions of long-term securities (excluding written option contracts) of $913,628,566 and $974,772,339, respectively.

During the six months ended April 30, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

At April 30, 2022, the shares of common stock outstanding and the shares of common stock of the Fund owned by affiliated persons, as defined in the 1940 Act, were as follows:

Shares of Common Stock Outstanding	Shares of Common Stock Owned by Affiliated Persons
78,761,496	5,000

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Transactions in shares of common stock for the six months ended April 30, 2022, and for the period ended October 31, 2021 were as follows:

	For the Six	For the
	Months Ended	Period Ended
	April 30, 2022	October 31, 2021
Shares of Common Stock at Beginning of Period	78,761,496	—
Stock at May 26, 2021	—	5,000
Stock sold through initial public offerings	—	78,756,496
Stock Issued on Reinvestment of Dividends and Distributions	—	—
Shares of Common Stock at End of Period	78,761,496	78,761,496

Note E—Other Matters:

Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.

Russia’s Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

Next Generation Connectivity Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Consolidated Financial Statements (Financial Statements for reporting periods prior to April 30, 2022). Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding period.

	Six Months Ended		Period from
	April 30, 2022β		May 26, 2021^ to
	(Unaudited)		October 31, 2021
Common Stock Net Asset Value, Beginning of Period	$20.92		$20.00
Income From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)@	(0.10)		(0.07)
Net Gains or (Losses) on Securities (both realized and unrealized)	(6.18)		1.39
Total From Investment Operations Applicable to Common Stockholders	(6.28)		1.32

Less Distributions to Common Stockholders From:
Net Investment Income	(0.60)		(0.02)
Tax Return of Capital	—		(0.38)
Total Distributions to Common Stockholders	(0.60)		(0.40)
Common Stock Net Asset Value, End of Period	$14.04		$20.92
Common Stock Market Value, End of Period	$11.46		$18.97
Total Return, Common Stock Net Asset Value†	(30.14	)%*	6.74	%*
Total Return, Common Stock Market Value†	(37.11	)%*	(3.21	)%*

Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Period (in millions)	$1,105.7		$1,647.7

Ratios are Calculated Using Average Net Assets Applicable to
Common Stockholders
Ratio of Gross Expenses	1.30	%**	1.30	%**
Ratio of Net Expenses	1.30	%**	1.30	%**
Ratio of Net Investment Income/(Loss)	(1.09	)%**	(0.82	)%**
Portfolio Turnover Rate	67	%*	81	%*

See Notes to Financial Highlights	29

Notes to Financial Highlights Next Generation Connectivity Fund Inc. (Unaudited)

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock, when sold, may be worth more or less than original cost.

^	The date investment operations commenced.

*	Not annualized.

**	Annualized.

β	Consolidated financial highlights. See Note A in the Notes to Consolidated Financial Statements.

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Distribution Reinvestment Plan for the Fund

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will, except as described in the next paragraph, receive such dividends and distributions in additional newly issued Shares, including fractional Shares acquired by the Plan Agent from the Fund and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. The Fund’s initial stockholder has approved the Fund issuing new Shares at times when the NAV exceeds the market price per Share. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, and the Fund has not determined to issue new Shares, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will

31

not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for

32

the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, including how to change your distribution option from the Plan to cash distributions, or vice versa, contact your broker or, if you own Shares directly, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

33

Directory

Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.461.1899

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Shareholder Services 866.227.2136

Plan Agent
American Stock Transfer & Trust Company, LLC
Plan Administration Department
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Overnight correspondence should be sent to:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT are available upon request, without charge, by calling 800-877-9700 (toll-free).

35

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◼Social Security numbers, dates of birth and other numerical identifiers
◼Names and addresses
◼Driver’s licenses, passports and other identification documents
◼Usernames and passwords
◼Internet protocol addresses and other network activity information
◼Income, credit history, credit scores, assets, transaction history and other financial information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 646.497.4003 or 866.483.1046 (toll-free) Email NBPrivacyOfficer@nb.com

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Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic and procedural safeguards, including secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information directly from you or your representatives, for example, when you

◼seek advice about your investments
◼give us your contact or income information
◼provide account information or open an account
◼direct us to buy or sell securities, or complete other transactions
◼visit one of our websites, portals or other online locations

We may also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◼sharing for affiliates’ everyday business purposes—information about your creditworthiness
◼affiliates from using your information to market to you
◼sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◼Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers or broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◼Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼Neuberger Berman doesn’t jointly market.

37

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman Next Generation Connectivity Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
Not applicable to semi-annual reports on Form N-CSR.
Item 6. Schedule of Investments.
(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable to semi-annual reports on Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during its most recent fiscal year.
(b)	The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal year.
Item 13. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Next Generation Connectivity Fund Inc.

By:	/s/ Joseph V. Amato Joseph V. Amato Chief Executive Officer and President
Date: July 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato Joseph V. Amato Chief Executive Officer and President

Date: July 6, 2022

By:	/s/ John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date:  July 6, 2022